MUNIYIELD
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
October 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                            #16190 -- 10/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MuniYield Fund, Inc.

DEAR SHAREHOLDER

For the year ended October 31, 1997, the Common Stock of MuniYield Fund, Inc. earned $1.017 per share income dividends, which included earned and unpaid dividends of $0.084. This represents a net annualized yield of 6.32%, based on a month-end net asset value of $16.09 per share. Over the same period, the total investment return on the Fund's Common Stock was +11.11%, based on a change in per share net asset value from $15.68 to $16.09, and assuming reinvestment of $1.018 per share income dividends and $0.208 per share capital gains distributions.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +8.53%, based on a change in per share net asset value from $15.30 to $16.09, and assuming reinvestment of $0.498 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.29%; Series B, 3.30%; Series C, 3.85%; Series D, 3.84%; and Series E, 3.53%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
The Fund finished the 12-month period ended October 31,1997 with a stable and competitive dividend yield, a large core position in high-quality, income-oriented securities, and a conservative allocation of assets toward higher yielding sub-investment grade bonds. These elements typify our investment approach and explain the Fund's outperformance relative to many of its competitors. Our investment strategy was divided between seeking to improve average call protection and employing a range-bound approach to interest rate fluctuations, which entails reducing market exposure during periods of strength and utilizing times of weakness as an opportunity to lock in attractive yields. The Fund continued to benefit from a large concentration in corporate-related tax- exempt debt, which has outperformed the municipal bond market in general because of favorable economic fundamentals, positive earnings results and a narrowing of credit spreads. The Fund's investments in high-yield municipal bonds also proved beneficial in light of the previously mentioned contraction in spreads.

A significant development was the defeasance of a large portion of the Fund's holdings. This occurred as a result of issuers seeking to capitalize on lower interest rates by refinancing their outstanding debt. The result provided a positive impact on both the market value and the credit quality of the existing security. The percentage of defeased securities held by the Fund increased from 8.5% to nearly 15% of net assets during the year ended October 31, 1997.

In our April shareholder report, we cited concern over FRB monetary policy as justification for a more cautious investment outlook. Since that time, the bond market was buffeted by shifting perceptions over the sustainability of economic growth and the resurgence of inflation. While the US economy consistently exhibited surprising strength and durability at this late stage in the expansion, most inflationary measures continue to demonstrate an economy operating without any significant capacity constraints. These circumstances presented a favorable backdrop for bonds and, as a result, we preferred to keep the Fund fully invested. Recent evidence of continued solid economic growth, accompanied by increasingly tight labor markets, suggest that the need for a more restrictive monetary policy has risen. These developments would usually cause us to become more cautious and implement an investment strategy designed to preserve the gains achieved thus far. However, the recent volatility in world equity markets resulted in a flight to quality causing long-term interest rates to decline to their lows of the year. Consequently, the risk of a further monetary policy tightening has receded. In our view, until the full impact of the world equity markets' correction can be determined, our adoption of a more neutral positioning for the Fund seems appropriate. We will continue to seek to provide and maintain an attractive dividend.

In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

December 9, 1997





PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield Fund, Inc. Common Stock Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

                                                                               Shares Voted          Shares Withheld
                                                                                    For                From Voting

1. To elect the Fund's Board of Directors:     Herbert I. London                35,866,500               680,440
                                               Robert R. Martin                 35,859,615               687,325
                                               Andre Perold                     35,863,540               683,400
                                               Arthur Zeikel                    35,840,000               706,940


                                                                       Shares Voted          Shares Voted          Shares Voted
                                                                            For                 Against               Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors.                                                35,834,387              267,469               445,084

During the six-month period ended October 31, 1997, MuniYield Fund, Inc. Preferred Stock shareholders (Series A, B, C, D and E)
voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:


                                                                               Shares Voted          Shares Withheld
                                                                                    For                From Voting

1. To elect the Portfolio's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel
   as follows:                                 Series A                           1,772                     0
                                               Series B                           1,622                     0
                                               Series C                           1,245                    40
                                               Series D                           1,515                    30
                                               Series E                           2,315                     0


                                                                       Shares Voted          Shares Voted          Shares Voted
                                                                            For                 Against              Abstain

2. To select Deloitte & Touche LLP as the
   Portfolio's independent auditors
   as follows:                                 Series A                    1,769                  0                       3
                                               Series B                    1,622                  0                       0
                                               Series C                    1,285                  0                       0
                                               Series D                    1,486                  0                      59
                                               Series E                    2,295                  0                      20




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MuniYield Fund, Inc.                                                                                           October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

                      S&P       Moody's      Face                                                                       Value
State               Ratings     Ratings     Amount                              Issue                                 (Note 1a)

Alabama -- 1.2%       BBB        Baa1       $8,750     Courtland, Alabama, IDB, IDR, Refunding (Champion
                                                       International Corporation), Series A, 7.20% due 12/01/2013       $9,728

Alaska -- 3.5%                                         Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                      NR*        NR*        10,050     (Amerada Hess Pipleline Corporation), 6.10% due 2/01/2024        10,293
                      AA         Aa2         8,000     (British Petroleum Pipeline), Series B, 7% due 12/01/2025         8,857
                      AA         Aa3         9,635     (Sohio Pipeline -- British Petroleum Oil),
                                                       7.125% due 12/01/2025                                            10,790

Arizona -- 3.0%                                        Maricopa County, Arizona, Pollution Control Corporation,
                                                       PCR, Refunding:
                      A1+        P1          1,100     (Arizona Public Service Co.), VRDN, Series B,
                                                       3.65% due 5/01/2029 (a)                                           1,100
                      BB+        Ba1         9,000     (Public Service Company of New Mexico Project), Series A,
                                                       6.30% due 12/01/2026                                              9,469
                      B          B2         15,000     Pima County, Arizona, IDA, Industrial Revenue Bonds
                                                       (Tucson Electric Power Co. Project), Series B, 6% due
                                                       9/01/2029                                                        15,145

California -- 4.3%                                     California Foothill/Eastern Transportation Corridor Agency,
                                                       Toll Road Revenue Bonds, Senior Lien, Series A**:
                      AAA        Aaa        10,000     6.25% due 1/01/2018 (i)                                           3,368
                      AAA        Aaa        10,000     5.791% due 1/01/2020 (i)                                          2,997
                      BBB-       Baa        34,165     6.33% due 1/01/2020                                               9,724
                      AAA        Aaa        10,000     5.788% due 1/01/2021 (i)                                          2,839
                      BBB-       Baa        20,245     6.24% due 1/01/2021                                               5,444
                      AAA        Aaa        10,000     5.783% due 1/01/2022 (i)                                          2,720
                      BBB-       Baa        15,000     6.25% due 1/01/2022                                               3,812
                      AAA        NR*         5,000     Orange County, California, Community Facilities District,
                                                       Special Tax No. 88-1 (Aliso Viejo Project), Series A, 7.35%
                                                       due 8/15/2002 (b)                                                 5,770

Colorado -- 5.1%                                       Denver, Colorado, City and County Airport Revenue Bonds:
                      BBB        Baa1          700     AMT, Series D, 7.75% due 11/15/2001 (b)                             802
                      BBB        Baa1        8,000     AMT, Series D, 7.75% due 11/15/2013                              10,000
                      BBB        Baa1        2,610     AMT, Series D, 7.75% due 11/15/2021                               2,922
                      AAA        Baa1       14,350     Series A, 7.25% due 11/15/2002 (b)                               16,474
                      AAA        NR*         4,900     Series A, 7.25% due 11/15/2002 (b)                                5,625
                      NR*        NR*         5,000     Denver, Colorado, Urban Renewal Authority, Tax Increment
                                                       Revenue Bonds (Downtown Denver), AMT, Series A,
                                                       7.75% due 9/01/2016                                               5,505
                      NR*        NR*         1,650     Mountain Village, Colorado, Metropolitan District, Refunding
                                                       (San Miguel County), UT, 7.95% due 12/01/2003                     1,851

Connecticut -- 2.8%   A+         NR*        15,000     Connecticut State Development Authority, Water Facilities
                                                       Revenue Bonds (Bridgeport Hydraulic Co. Project), AMT,
                                                       6% due 9/01/2036                                                 15,580
                      NR*        Baa3        5,000     Mashantucket Western Pequot Tribe, Connecticut, Special
                                                       Revenue Bonds, Sub 144A, Series B, 5.75% due 9/01/2027            5,047
                      NR*        B1          2,550     New Haven, Connecticut, Facilities Revenue Bonds
                                                       (Hill Health Corporation Project), 9.25% due 5/01/2017            2,845

District of           A+         A3          4,940     District of Columbia, Revenue Bonds (Howard University),
Columbia -- 0.6%                                       Series B, 6.75% due 10/01/2012                                    5,429

Florida -- 1.1%       A1+        VMIG1+        200     Dade County, Florida, IDA, IDR (Dolphins Stadium Project),
                                                       VRDN, Series D, 3.65% due 1/01/2016 (a)                             200
                      NR*        NR*         9,100     Grand Haven, Florida, Community Development District,
                                                       Special Assessment, Series A, 6.30% due 5/01/2002                 9,296

Georgia -- 0.9%       NR*        Aaa         5,535     Atlanta, Georgia, Urban Residential Finance Authority,
                                                       College Facilities Revenue Bonds (Morris Brown College
                                                       Project), 9.50% due 12/01/2001 (b)                                6,738
                      A1         VMIG1+      1,000     Burke County, Georgia, Development Authority, PCR
                                                       (Georgia Power Company -- Plant Vogtle Project), VRDN,
                                                       2nd Series, 3.65% due 4/01/2025 (a)                               1,000

Hawaii -- 0.9%                                         Hawaii State Housing Finance and Development Corporation,
                                                       S/F Mortgage Purchase Revenue Bonds:
                      AA         Aa1         1,945     AMT, Series A, 7% due 7/01/2011                                   2,044
                      AA         Aa1           870     AMT, Series A, 7.10% due 7/01/2024                                  917
                      AA         Aa1         3,040     Series B, 6.90% due 7/01/2016                                     3,209
                      AA         Aa1         1,110     Series B, 7% due 7/01/2031                                        1,171

Idaho -- 0.5%         NR*        VMIG1+        500     Idaho Health Facilities Authority Revenue Bonds
                                                       (Pooled Financing Program), ACES, 3.65% due 10/01/2010 (a)          500
                      AA         NR*         3,755     Idaho Housing Agency, S/F Mortgage, AMT, Senior Series C-2,
                                                       7.15% due 7/01/2023                                               3,975

Illinois -- 3.1%      NR*        Aaa         4,715     Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                                       7.625% due 9/01/2027 (f)(g)                                       5,324
                      BBB        Baa1        2,750     Illinois Development Finance Authority, PCR, Refunding
                                                       (Illinois Power Company Project), Series A, 7.375% due
                                                       7/01/2021                                                         3,163
                      NR*        NR*         2,500     Illinois Educational Facilities Authority Revenue Bonds
                                                       (Chicago Osteopathic Health Systems), 7.25% due 11/15/2019 (b)    3,076
                                                       Illinois Health Facilities Authority Revenue Bonds:
                      A+         A2          1,500     (Edward Hospital Association Project), 7% due 2/15/2002 (b)       1,680
                      NR*        NR*         2,625     Refunding (Saint Elizabeth's Hospital -- Chicago),
                                                       7.75% due 7/01/2016                                               2,960
                      BBB-       NR*         8,000     Metropolitan Pier and Exposition Authority, Illinois,
                                                       Hospitality Facilities Revenue Bonds (McCormick Place
                                                       Convention), 7% due 7/01/2026                                     9,595

Indiana -- 1.7%                                        Indiana Health Facilities Financing Authority Revenue Bonds,
                                                       Series A:
                      NR*        NR*         2,000     (Community -- Hartsfield Village Project), 6.375%
                                                       due 8/15/2027                                                     2,012
                      NR*        A2          1,150     Refunding (Saint Anthony Medical Center), 7% due
                                                       10/01/2017                                                        1,251
                      BBB-       Baa3        3,930     Indiana State Development Finance Authority, Environmental
                                                       Revenue Refunding and Improvement Bonds (USX Corporation
                                                       Project), 6.25% due 7/15/2030                                     4,133
                      A+         NR*         6,000     Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                       Refunding, Series D, 6.75% due 2/01/2020                          6,627
                      A1+        Aaa           200     Rockport, Indiana, PCR, Refunding, (AEP Generating Co.
                                                       Project), VRDN, Series A, 3.65% due 7/01/2025 (a)(c)                200

Iowa -- 0.0%          A1+        NR*           200     Iowa, Financing Authority, Solid Waste Disposal Revenue Bonds
                                                       (Cedar River Paper Co. Project), VRDN, AMT 3.75%
                                                       due 2/01/2032 (a)                                                   200

Kansas -- 1.1%        AAA        Aaa         8,300     Burlington, Kansas, PCR, Refunding (Kansas Gas and
                                                       Electric Company Project), 7% due 6/01/2031 (e)                   9,066

Kentucky -- 1.3%                                       Kenton County, Kentucky, Airport Board, Special Facilities
                                                       Airport Revenue Bonds (Delta Airlines Project), AMT, Series A:
                      BBB-       Baa3        5,785     7.50% due 2/01/2020                                               6,395
                      BBB-       Baa3          500     6.125% due 2/01/2022                                                510
                      NR*        NR*         4,000     Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                       (TJ International Project), AMT, 7% due 6/01/2024                 4,343

Louisiana -- 6.6%     NR*        A3         35,000     Lake Charles, Louisiana, Harbor and Terminal District,
                                                       Port Facilities Revenue Refunding Bonds (Trunkline Long
                                                       Company Project), 7.75% due 8/15/2022                            40,111
                      BB         NR*        15,000     Port New Orleans, Louisiana, IDR, Refunding
                                                       (Continental Grain Company Project), 6.50% due 1/01/2017         15,872

Maryland -- 1.0%      NR*        NR*         3,000     Maryland State Energy Financing Administration, Limited
                                                       Obligation Revenue Bonds (Cogeneration -- AES Warrior Run),
                                                       AMT, 7.40% due 9/01/2019                                          3,292
                      NR*        Aaa         4,500     Prince Georges County, Maryland, Hospital Revenue Bonds
                                                       (Dimensions Health Corporation Issue), 7.25% due 7/01/2002 (b)    5,131

Massachusetts --      AAA        Aaa         5,000     Massachusetts State, HFA, Residential Development Bonds,
1.4%                                                   Series C, 6.90% due 11/15/2021 (f)                                5,440
                      A+         Aa          5,970     Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                                       Series 38, 7.20% due 12/01/2026                                   6,457

Michigan -- 0.5%                                       Detroit, Michigan, GO, UT, Series A:
                      BBB        Aaa         1,500     6.80% due 4/01/2005 (b)                                           1,729
                      BBB        Baa2        2,500     6.70% due 4/01/2010                                               2,742

Minnesota -- 2.6%     A1+        VMIG1+        200     Duluth, Minnesota, Tax Increment Revenue Bonds
                                                       (Lake Superior Paper), VRDN, 3.60% due 9/01/2010 (a)                200
                      AA         A1            100     Minneapolis, Minnesota, Community Development Agency,
                                                       PCR (Northern State Power Company Project), VRDN,
                                                       3.75% due 3/01/2011 (a)                                             100
                      AA+        Aa2        10,000     Minnesota State, HFA, Housing Development, Series A,
                                                       6.95% due 2/01/2014                                              10,541
                      AA+        Aa2         3,410     Minnesota State, HFA, S/F Mortgage, AMT, Series A,
                                                       7.05% due 7/01/2022                                               3,567
                      AA         A1          1,400     Red Wing, Minnesota, PCR (Northern States Power
                                                       Company Project), VRDN, 3.75% due 3/01/2011 (a)                   1,400
                      BBB        Baa1        5,700     Sartell, Minnesota, PCR, Refunding (Champion International
                                                       Corporation), 6.95% due 10/01/2012                                6,222

Mississippi -- 2.5%   A          A2         17,750     Lowndes County, Mississippi, Solid Waste Disposal and PCR,
                                                       Refunding (Weyerhaeuser Company Project), Series A,
                                                       6.80% due 4/01/2022                                              21,044

Missouri -- 1.2%      BBB-       NR*         2,800     Joplin, Missouri, IDA, Hospital Facilities Revenue Refunding
                                                       and Improvement Bonds (Tri-State Osteopathic), 8.25%
                                                       due 12/15/2014                                                    3,099
                      AAA        NR*         5,965     Missouri State Housing Development Commission, S/F Mortgage
                                                       Revenue Bonds, AMT, Series B, 7.55% due 9/01/2027 (f)(g)          6,740

New Jersey -- 4.5%                                     Bernards Township, New Jersey, School District Revenue
                                                       Refunding Bonds, UT:
                      AA         NR*         2,040     5.30% due 1/01/2021                                               2,041
                      AA         NR*         3,205     5.30% due 1/01/2022                                               3,205
                      AA         NR*         3,370     5.30% due 1/01/2023                                               3,369
                      NR*        Aaa         2,000     Cumberland County, New Jersey, Utilities Authority, Sewer
                                                       Revenue Refunding Bonds, 5% due 3/01/2017 (c)                     1,940
                                                       New Jersey Health Care Facilities Financing Authority,
                                                       Revenue Refunding Bonds:
                      AAA        Aaa         2,735     (AHS Hospital Corporation), Series A, 5% due 7/01/2016 (c)        2,670
                      BBB        Baa2        6,130     (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027     6,309
                      AAA        NR*         9,500     New Jersey State Housing and Mortgage Finance Agency,
                                                       M/F Housing Revenue Refunding Bonds (Presidential Plaza),
                                                       7% due 5/01/2030 (d)                                             10,265
                      AAA        Aaa         5,500     New Jersey State Transportation Trust Fund Authority
                                                       (Transportation System), Series A, 4.75% due 12/15/2016 (e)       5,164
                      AA         A1          3,500     Rutgers State University, New Jersey, GO, Series A,
                                                       5.20% due 5/01/2027                                               3,463

New York -- 17.0%     A          A2         10,000     Battery Park City Authority, New York, Revenue Refunding
                                                       Bonds, Series A, 5.80% due 11/01/2022                            10,270
                      AAA        Aaa         5,595     Metropolitan Transportation Authority, New York, Commuter
                                                       Facilities Revenue Bonds, RITR, Series 9, 8.22% due 7/01/2026
                                                       (k)                                                               6,476
                      AAA        Aaa         2,000     Metropolitan Transportation Authority, New York
                                                       (Dedicated Tax Fund), Series A, 5.50% due 4/01/2016 (e)           2,036
                                                       New York City, New York, GO, UT:
                      BBB+       Aaa         1,695     Series A, 7.75% due 8/15/2001 (b)                                 1,930
                      BBB+       Aaa         3,910     Series A, 7.75% due 8/15/2001 (b)                                 4,452
                      AAA        Aaa         1,930     Series A, 7.75% due 8/15/2001 (b)                                 2,197
                      BBB+       Aaa         3,970     Series B, 7% due 6/01/2001 (b)                                    4,397
                      BBB+       Baa1          420     Series B, 7% due 6/01/2016                                          454
                      BBB+       Baa1       15,000     Series B, Fiscal 92, 7.75% due 2/01/2010                         16,964
                      BBB+       Baa1        1,555     Series B, Fiscal 92, 7.75% due 2/01/2013                          1,755
                      BBB+       Aaa           885     Series B, Sub-Series B-1, 7% due 8/15/2004 (b)                    1,029
                      BBB+       Baa1        5,515     Series B, Sub-Series B-1, 7% due 8/15/2016                        6,230
                      BBB+       Aaa         4,615     Series C, Sub-Series C-1, 7.50% due 8/01/2002 (b)                 5,319
                      BBB+       Baa1          385     Series C, Sub-Series C-1, 7.50% due 8/01/2021                       433
                      A          A           5,500     New York City, New York, IDA, Special Facilities Revenue
                                                       Bonds, RITR, AMT, Series RI-5, 7.895% due 1/01/2024 (k)           6,022
                      A1+        VMIG1+        200     New York City, New York, Municipal Water Finance Authority,
                                                       Water and Sewer System Revenue Bonds, VRDN, Series G,
                                                       3.70% due 6/15/2024 (a)(h)                                          200
                      A1+        VMIG1+        400     New York City, New York, UT, Series B, Sub-Series B-6, VRDN,
                                                       3.65% due 8/01/2005 (a)(e)                                          400
                                                       New York State Dormitory Authority Revenue Bonds:
                      AA         NR*         3,000     (Hebrew Home for the Aged -- Riverdale), 6.125% due
                                                       2/01/2037 (d)                                                     3,215
                      AAA        Aaa         3,500     Refunding (City University Systems), 3rd Generation
                                                       Resources, 5.50% due 7/01/2016 (c)                                3,568
                      AAA        Aaa         4,000     Refunding (Rochester Instition Technology),
                                                       5.30% due 7/01/2017 (e)                                           4,012
                                                       New York State Environmental Facilities Corporation, PCR:
                      A-         Aa         17,525     RITR, Series RI-1, 7.445% due 6/15/2014 (k)                      19,628
                      A          Aa         22,700     (State Water Revolving Fund), Series E, 6.875% due
                                                       6/15/2001 (b)                                                    25,126
                      A          Aa          1,700     (State Water Revolving Fund), Series E, 6.875% due
                                                       6/15/2010                                                         1,871
                      A+         A3          6,000     New York State Local Government Assistance Corporation
                                                       Revenue Bond, Series A, 6.50% due 4/01/2020                       6,453
                      AA-        A1          8,000     Port Authority of New York and New Jersey, Consolidated
                                                       Revenue Bonds, 93rd Series, 6.125% due 6/01/2094                  8,898

North Carolina -- 2.5%                                 North Carolina HFA, S/F Revenue Bonds:
                      AA         Aa          5,180     AMT, Series T, 7.05% due 9/01/2020                                5,522
                      AA         Aa         14,560     Refunding, Series S, 6.95% due 3/01/2017                         15,634

North Dakota -- 0.5%  A+         Aa2         3,770     North Dakota State, HFA, S/F Mortgage Revenue Bonds,
                                                       Series A, 7% due 7/01/2023                                        3,984

Ohio -- 1.0%          AAA        Aaa         1,000     Greater Cleveland Regional Transit Authority (Ohio Capital
                                                       Improvement), 5.65% due 12/01/2016 (h)                            1,031
                      NR*        Baa3        3,600     Hilliard, Ohio, IDR, Refunding (Kroger Co.), 8.10% due
                                                       7/01/2012                                                         4,116
                      AAA        Aaa         3,000     Ohio State Higher Educational Facilities Commission
                                                       Revenue Bonds (Xavier University), 5.375% due 5/15/2022 (e)       2,998

Oklahoma -- 1.1%      AAA        Baa         3,250     Holdenville, Oklahoma, Industrial Authority, Correctional
                                                       Facility Revenue Bonds, 6.70% due 7/01/2015 (j)                   3,630
                      BBB-       Baa2        5,050     Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                                       Bonds (American Airlines Project), 6.25% due 6/01/2020            5,356

Oregon -- 0.3%        AAA        Aaa        10,000     Oregon Health Sciences University Revenue Bonds, Series A,
                                                       5.93%** due 7/01/2021 (e)                                         2,791

Pennsylvania -- 4.3%  AAA        Aaa         3,000     Bucks County, Pennsylvania, Water and Sewer Authority,
                                                       Revenue Refunding Bonds (Collection Sewer Systems),
                                                       5.55% due 12/01/2017 (h)                                          3,061
                      NR*        Baa3        1,905     McCandless, Pennsylvania, IDA, IDR, Refunding (Kroger Co.),
                                                       7.375% due 10/15/2007                                             2,148
                                                       Pennsylvania Convention Center Authority, Revenue Refunding
                                                       Bonds, Series A:
                      BBB        Baa         9,675     6.70% due 9/01/2014                                              10,613
                      BBB        Baa         5,000     6.75% due 9/01/2019                                               5,490
                      AA+        Aa          5,250     Pennsylvania HFA, S/F Mortgage, AMT, Series 42, 6.85%
                                                       due 4/01/2025                                                     5,678
                                                       Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                                       (Commercial Development):
                      NR*        NR*         3,650     (Days Inn), Series B, 6.50% due 10/01/2027                        3,811
                      NR*        NR*         3,000     (Doubletree), Series A, 6.50% due 10/01/2027                      3,132
                      AAA        Aaa         2,515     Southeastern Pennsylvania Transportation Authority (SEPTA),
                                                       Special Revenue Bonds, 5.55% due 3/01/2014 (h)                    2,586

South Carolina --     AA         Aa1         1,500     Greenville, South Carolina, Waterworks Revenue Bonds,
0.5%                                                   5.50% due 2/01/2022                                               1,526
                      A-         A1          2,500     Richland County, South Carolina, PCR, Refunding (Union Camp
                                                       Corporation Project), Series C, 6.55% due 11/01/2020              2,708

South Dakota -- 0.3%  BBB        Baa3        2,500     South Dakota State Health and Educational Facilities Authority,
                                                       Revenue Refunding Bonds (Prairie Lakes Health Care),
                                                       7.25% due 4/01/2022                                               2,740

Tennessee -- 5.6%     NR*        NR*         3,000     Hardeman County, Tennessee, Correctional Facilities
                                                       Corporation Revenue Bonds, 7.75% due 8/01/2017                    3,340
                      NR*        Aaa         1,475     Knox County, Tennessee, Health, Educational and Housing
                                                       Facilities Board, Hospital Facilities Revenue Bonds (Baptist
                                                       Health Systems of East Tennessee), 8.50% due 4/15/1999 (b)        1,594
                      AAA        Aaa         5,055     Metropolitan Government, Nashville and Davidson County,
                                                       Tennessee, Sports Authority, Revenue Public Improvement Bonds
                                                       (Stadium Project), 5.875% due 7/01/2021 (c)                       5,287
                      AA         Aa2        15,000     Metropolitan Government, Nashville and Davidson County,
                                                       Tennessee, UT, 6.15% due 5/15/2002 (b)                           16,374
                                                       Tennessee State, GO:
                      AA+        Aaa         7,000     Refunding, Series A, 5.25% due 5/01/2014                          7,103
                      AA+        Aaa         7,755     Series B, 5.50% due 5/01/2023                                     7,967
                      AA+        Aaa         5,830     Series B, 5.50% due 5/01/2027                                     5,962

Texas -- 6.4%         A1+        VMIG1+        100     Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                                       Company), VRDN, AMT, Series A, 3.80% due 4/01/2030 (a)              100
                      NR*        Aaa         3,800     Ector County, Texas, Hospital District, Hospital Revenue Bonds
                                                       (Medical Center Hospital), 7.30% due 4/15/2002 (b)                4,319
                      AA-        Aa3         5,000     Guadalupe -- Blanco River Authority, Texas, Sewage and
                                                       Solid Waste Disposal Facilities Revenue Bonds (du Pont (E.I.)
                                                       de Nemours and Company Project), AMT, 6.40% due 4/01/2026         5,439
                      BBB        Baa1        8,400     Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds
                                                       (Champion International Corporation), AMT, 7.45%
                                                       due 5/01/2026                                                     9,269
                      A1+        VMIG1+      1,900     Gulf Coast, Texas, Waste Disposal Authority, Solid Waste
                                                       Disposal Revenue Refunding Bonds (Amoco Oil Co. Project),
                                                       VRDN, AMT, 3.75% due 8/01/2023 (a)                                1,900
                      A1+        NR*         3,300     Harris County, Texas, Health Facilities Development
                                                       Corporation, Hospital Revenue Bonds (Methodist Hospital),
                                                       VRDN, 3.70% due 12/01/2025 (a)                                    3,300
                                                       Houston, Texas, Airport Systems Revenue Bonds,
                                                       Special Facilities, AMT:
                      BB         Ba2         9,200     (Continental Airline Airport Improvement), Series C,
                                                       6.125% due 7/15/2027                                              9,474
                      BB         Ba2         5,300     (Continental Airline Terminal Improvement), Series B,
                                                       6.125% due 7/15/2017                                              5,470
                      AAA        Aaa         4,050     Houston, Texas, Water and Sewer Systems Revenue Bonds,
                                                       Junior Lien, Series A, 6.375% due 12/01/2022 (e)                  4,433
                      BB         Ba2         3,500     Odessa, Texas, Junior College District, Revenue Refunding
                                                       Bonds, Series A, 8.125% due 12/01/2018                            3,975
                      A+         A2          5,000     Red River Authority, Texas, PCR (Hoechst Celanese
                                                       Corporation Project), AMT, 6.875% due 4/01/2017                   5,431
                      AAA        NR*           880     Travis County, Texas, Housing Finance Corporation, Residential
                                                       Mortgage Revenue Refunding Bonds, Series A, 7% due
                                                       12/01/2011 (f)(g)                                                   938

Utah -- 1.1%                                           Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                                       Bonds, AMT, Series A:
                      NR*        NR*         3,900     (Laidlaw Environmental), 7.45% due 7/01/2017                      4,247
                      BBB+       Baa2        3,300     (Laidlaw Inc. -- ECDC Project), 7.50% due 2/01/2010               3,780
                      AA         NR*         1,460     Utah State, HFA, S/F Mortgage, AMT, Senior Series E-2, 7.15%
                                                       due 7/01/2024                                                     1,536

Virginia -- 4.3%                                       Fairfax County, Virginia, Water Authority, Revenue Refunding
                                                       Bonds:
                      AA         Aa2         9,370     6% due 4/01/2007 (b)                                             10,485
                      AA         Aa2        15,235     6% due 4/01/2022                                                 16,247
                      NR*        NR*         1,000     Pittsylvania County, Virginia, IDA, Revenue Bonds
                                                       (Multi-trade), AMT, Series A, 7.55% due 1/01/2019                 1,094
                      AA+        Aa1         8,125     Virginia State, HDA, Commonwealth Mortgage, Series A,
                                                       7.10% due 1/01/2025                                               8,595

West Virginia -- 1.6% A          A2          2,000     Braxton County, West Virginia, Solid Waste Disposal Revenue
                                                       Bonds (Weyerhaeuser Company Project), AMT, 6.50%
                                                       due 4/01/2025                                                     2,160
                      BBB+       Baa1        7,500     Mason County, West Virginia, PCR, Refunding (Appalachian
                                                       Power Company Project), Series I, 6.85% due 6/01/2022             8,215
                      NR*        NR*         3,000     Upshur County, West Virginia, Solid Waste Disposal Revenue
                                                       Bonds (TJ International Project), AMT, 7% due 7/15/2025           3,284

Wisconsin -- 0.4%     NR*        A2          2,710     Wisconsin State Health and Educational Facilities Authority
                                                       Revenue Bonds (Mercy Hospital of Janesville Inc.),
                                                       6.60% due 8/15/2022                                               2,891
                                                                                                                     ---------
Total Investments (Cost -- $765,918) -- 98.3%                                                                          831,933

Other Assets Less Liabilities -- 1.7%                                                                                   14,387
                                                                                                                     ---------
Net Assets -- 100.0%                                                                                                  $846,320
                                                                                                                     =========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) Prerefunded.
(c) AMBAC Insured.
(d) FHA Insured.
(e) MBIA Insured.
(f) FNMA Collateralized.
(g) GNMA Collateralized.
(h) FGIC Insured.
(i) FSA Insured.
(j) Insured by Connie Lee.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
  * Not Rated.
 ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  + Highest short-term rating by Moody's Investors Services, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACESSM  Adjustable Convertible Extendable Securities
AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Tax Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:               Investments, at value (identified cost -- $765,917,778) (Note 1a)                            $831,932,658
                      Cash                                                                                               62,086
                      Receivables:
                      Interest                                                                $14,818,228
                      Securities sold                                                             900,000
                      Variation margin (Note 1b)                                                    8,063            15,726,291
                                                                                            -------------
                      Prepaid expenses and other assets                                                                  20,558
                                                                                                                  -------------
                      Total assets                                                                                  847,741,593
                                                                                                                  -------------

Liabilities:          Payables:
                      Dividends to shareholders (Note 1f)                                         872,129
                      Investment adviser (Note 2)                                                 381,635             1,253,764
                                                                                            -------------
                      Accrued expenses and other liabilities                                                            168,288
                                                                                                                  -------------
                      Total liabilities                                                                               1,422,052
                                                                                                                  -------------

Net Assets:           Net assets                                                                                   $846,319,541
                                                                                                                  =============

Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (10,000 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                          $250,000,000
                      Common Stock, par value $.10 per share (37,061,414 shares issued
                      and outstanding)                                                         $3,706,141
                      Paid-in capital in excess of par                                        519,009,869
                      Undistributed investment income -- net                                    8,098,422
                      Accumulated distributions in excess of realized capital gains -- net
                      (Note 1f)                                                                  (509,771)
                      Unrealized appreciation on investments -- net                            66,014,880
                                                                                            -------------
                      Total -- Equivalent to $16.09 net asset value per Share of Common
                      Stock (market price -- $15.875)                                                               596,319,541
                                                                                                                  -------------
                      Total capital                                                                                $846,319,541
                                                                                                                  =============
                    * Auction Market Preferred Stock.

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                             For the Year Ended
                                                                                                              October 31, 1997


Investment Income     Interest and amortization of premium and discount earned                                     $51,223,032
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                        $4,184,351
                      Commission fees (Note 4)                                                    640,628
                      Accounting services (Note 2)                                                103,890
                      Transfer agent fees                                                         100,492
                      Professional fees                                                            83,245
                      Custodian fees                                                               59,578
                      Directors' fees and expenses                                                 45,500
                      Printing and shareholder reports                                             45,396
                      Listing fees                                                                 32,401
                      Pricing fees                                                                 21,314
                      Amortization of organization expenses (Note 1e)                                 886
                      Other                                                                        39,708
                                                                                              -----------
                      Total expenses                                                                                 5,357,389
                                                                                                                   -----------
                      Investment income -- net                                                                      45,865,643
                                                                                                                   -----------

Realized &            Realized gain on investments -- net                                                            7,007,842
Unrealized            Change in unrealized appreciation on investments -- net                                       17,329,366
Gain on                                                                                                            -----------
Investments -- Net    Net Increase in Net Assets Resulting from Operations                                         $70,202,851
(Notes 1b, 1d & 3):                                                                                                ===========

                      See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    1997              1996

Operations:            Investment income -- net                                                   $45,865,643       $46,616,111
                       Realized gain on investments -- net                                          7,007,842        12,497,013
                       Change in unrealized appreciation/depreciation on investments -- net        17,329,366        (3,902,288)
                                                                                                -------------     -------------
                       Net increase in net assets resulting from operations                        70,202,851        55,210,836
                                                                                                -------------     -------------

Dividends &            Investment income -- net:
Distributions to       Common Stock                                                               (37,067,233)      (38,420,345)
Shareholders           Preferred Stock                                                             (7,546,880)       (9,067,052)
(Note 1f):             Realized gain on investments -- net:
                       Common Stock                                                                (7,968,243)               --
                       Preferred Stock                                                             (1,923,648)               --
                       In excess of realized gain on investments -- net:
                       Common Stock                                                                  (403,449)               --
                       Preferred Stock                                                                (97,398)               --
                                                                                                -------------     -------------
                       Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                            (55,006,851)      (47,487,397)
                                                                                                -------------     -------------

Net Assets:            Total increase in net assets                                                15,196,000         7,723,439
                       Beginning of year                                                          831,123,541       823,400,102
                                                                                                -------------     -------------
                       End of year*                                                              $846,319,541      $831,123,541
                                                                                                =============     =============

                     * Undistributed investment income -- net (Note 1g)                            $8,098,422        $6,837,968
                                                                                                =============     =============

                       See Notes to Financial Statements.






Financial Highlights



The following per share data and ratios have been derived
from information provided in the financial statements.                                For the Year Ended October 31,
                                                                         1997         1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year                 $15.68       $15.47      $14.35      $16.80      $14.69
Operating                                                            ---------    ---------   ---------   ---------   ---------
Performance:         Investment income -- net                             1.24         1.26        1.27        1.29        1.31
                     Realized and unrealized gain (loss) on
                     investments -- net                                    .65          .23        1.34       (2.23)       2.27
                                                                     ---------    ---------   ---------   ---------   ---------
                     Total from investment operations                     1.89         1.49        2.61        (.94)       3.58
                                                                     ---------    ---------   ---------   ---------   ---------
                     Less dividends and distributions to Common
                     Stock shareholders:
                     Investment income -- net                            (1.00)       (1.04)      (1.00)      (1.07)      (1.11)
                     Realized gain on investments -- net                  (.22)          --        (.22)       (.23)       (.16)
                     In excess of realized gain on
                     investments -- net                                   (.01)          --          --          --          --
                                                                     ---------    ---------   ---------   ---------   ---------
                     Total dividends and distributions to Common
                     Stock shareholders                                  (1.23)       (1.04)      (1.22)      (1.30)      (1.27)
                                                                     ---------    ---------   ---------   ---------   ---------
                     Effect of Preferred Stock activity:
                     Dividends and distributions to Preferred
                     Stock shareholders:
                     Investment income -- net                             (.20)        (.24)       (.23)       (.18)       (.17)
                     Realized gain on investments -- net                  (.05)          --        (.04)       (.03)       (.03)
                     In excess of realized gain on
                     investments -- net                                     --++         --          --          --          --
                                                                     ---------    ---------   ---------   ---------   ---------
                     Total effect of Preferred Stock activity             (.25)        (.24)       (.27)       (.21)       (.20)
                                                                     ---------    ---------   ---------   ---------   ---------
                     Net asset value, end of year                       $16.09       $15.68      $15.47      $14.35      $16.80
                                                                     =========    =========   =========   =========   =========
                     Market price per share,end of year                $15.875      $14.875     $14.375     $12.125      $16.75
                                                                     =========    =========   =========   =========   =========

Total Investment     Based on market price per share                     15.56%       10.88%      29.76%     (20.94%)     19.91%
Return:*                                                             =========    =========   =========   =========   =========
                     Based on net asset value per share                  11.11%        8.61%      18.00%      (6.71%)     23.83%
                                                                     =========    =========   =========   =========   =========

Ratios to Average    Expenses                                              .64%         .64%        .66%        .66%        .64%
Net Assets:**                                                        =========    =========   =========   =========   =========
                     Investment income -- net                             5.48%        5.64%       5.91%       5.76%       5.72%
                                                                     =========    =========   =========   =========   =========

Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands)                                   $596,320     $581,124    $573,400    $531,657    $619,775
                                                                     =========    =========   =========   =========   =========
                     Preferred Stock outstanding, end of year
                     (in thousands)                                   $250,000     $250,000    $250,000    $250,000    $250,000
                                                                     =========    =========   =========   =========   =========
                     Portfolio turnover                                 111.45%       96.74%      52.99%      44.27%      25.58%
                                                                     =========    =========   =========   =========   =========

Leverage:            Asset coverage per $1,000                          $3,385       $3,324      $3,294      $3,127      $3,479
                                                                     =========    =========   =========   =========   =========

Dividends Per        Series A -- Investment income --  net                $747         $894        $887        $598        $560
Share on                                                             =========    =========   =========   =========   =========
Preferred Stock      Series B -- Investment income --  net                $751         $897        $850        $733        $554
Outstanding:+                                                        =========    =========   =========   =========   =========
                     Series C -- Investment income --  net                $763         $998        $827        $647        $566
                                                                     =========    =========   =========   =========   =========
                     Series D -- Investment income --  net                $762         $888        $897        $659        $556
                                                                     =========    =========   =========   =========   =========
                     Series E -- Investment income --  net                $752         $875        $759        $707        $542
                                                                     =========    =========   =========   =========   =========

                   * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ** Do not reflect the effect of dividends to Preferred Stock shareholders.
                   + Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1,
                     1994.
                  ++ Amount is less than $.01 per share.

                     See Notes to Financial Statements.




                                MuniYield Fund, Inc. October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $8,924 have been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $907,131,105 and $937,497,090, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                   Realized          Unrealized
                                Gains (Losses)         Gains

Long-term investments            $13,784,477        $66,014,880
Financial futures contracts       (6,776,635)                --
                               -------------      -------------
Total                             $7,007,842        $66,014,880
                               =============      =============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $66,007,878, of which $66,081,459 related to appreciated securities and $73,581 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $765,924,780.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.504%; Series B, 3.585%; Series C, 3.658%; Series D, 3.658%; and
Series E, 3.58%.

For the year ended October 31, 1997, there were 10,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $312,588 as commissions.

5. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.083737 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniYield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 9, 1997





IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following summarizes the per share capital gains distributions paid by the Fund during the year:

                                                                      Payable           Long-Term          Short-Term
                                                                       Date           Capital Gains       Capital Gains

Common Stock Shareholders                                            12/31/96           $.207763            $.018124
Preferred Stock Shareholders:                      Series A          12/04/96             $91.97               $8.63
                                                                      1/02/97             $91.24               $7.35
                                                   Series B          12/11/96             $92.00               $8.63
                                                                      1/08/97             $91.85               $7.41
                                                   Series C          12/02/96            $112.66              $10.58
                                                                      1/02/97             $86.63               $6.81
                                                   Series D          11/27/96             $93.55               $8.77
                                                                     12/26/97             $88.54               $7.11
                                                   Series E          11/20/96             $23.06               $2.17
                                                                     11/27/96             $22.28               $2.07
                                                                     12/04/96             $22.77               $2.09
                                                                     12/11/96             $22.46               $2.02
                                                                     12/18/96             $21.80               $1.94
                                                                     12/26/96             $27.69               $2.40
                                                                      1/02/97             $27.08               $2.22
                                                                      1/08/97             $15.61               $1.03

Please retain this information for your records.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYD